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                                                                EXHIBIT 1.1



                          OCWEN FINANCIAL CORPORATION

               DEBT SECURITIES, PREFERRED STOCK AND COMMON STOCK

                             UNDERWRITING AGREEMENT



                  Ocwen Financial Corporation, a Florida corporation (the "Company"), proposes to issue and sell from time to time certain of its unsecured senior debt securities, unsecured subordinated debt securities, Preferred Stock, par value $.01 per share (the "Preferred Stock"), and common stock, par value $.01 per share (the "Common Stock"), registered under the registration statement referred to in Section 2(a) ("Registered Securities"). The Registered Securities constituting senior debt securities will be issued under an indenture, dated as of ___________, 199_ (the "Senior Indenture"), between the Company and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms. The Registered Securities constituting subordinated debt securities will be issued under an indenture, dated as of ___________, 199_ (the "Subordinated Indenture" and, together with the Senior Indenture, the "Indentures" or, individually, an "Indenture"), between the Company and the Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms. The Registered Securities constituting Preferred Stock may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms. Particular series or offerings of Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 2, for resale in accordance with terms of offering determined at the time of sale.

                  The Registered Securities involved in any such offering are hereinafter referred to as the "Offered Securities". The firm or firms which agree to purchase the Offered Securities are hereinafter referred to as the "Underwriters" of such securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section
2 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement, shall mean the Underwriters.
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                  1.  Representations, Warranties and Agreements of the Company.
The Company represents, warrants and agrees that:

                           (a) A registration statement (No. 333-64915),
                  including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 2 and including all documents incorporated by reference therein and all exhibits thereto, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Offered Securities (if they are debt securities or Preferred Stock) and the terms of the offering of the Offered Securities, as most recently filed with the Commission prior to the Closing Date (as defined below) pursuant to Rule 424(b) ("Rule 424(b)") under the Act of 1933, as amended (the "Act"), and in accordance herewith, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the registration statement relating to the Registered Securities, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in such registration statement, any preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the registration statement relating to the Registered Securities, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of such registration statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, and on or prior to the completion of the applicable offering and which is deemed to be incorporated therein by reference.

                           (b) On the effective date of the registration
                  statement relating to the Registered Securities, such registration statement complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 2, the Registration Statement and the Prospectus will comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act, and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to (a) information contained in or omitted from any of such documents in reliance upon and in conformity with written information furnished

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                  to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (b) that part of the Registration Statement that constitutes the Statements of Eligibility on Forms T-1 of the Trustee under the Trust Indenture Act filed as exhibits to the Registration Statement (the "Forms T-1"). The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 promulgated by the Commission under the Act, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                           (c) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares and as set forth in the Registration Statement and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Company is a savings and loan holding company duly registered under the Home Owners' Loan Act, as amended ("HOLA"), and duly organized and validly existing under the laws of the State of Florida, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver the Terms Agreement; the Company owns, directly or indirectly, beneficially and of record all of the outstanding shares of capital stock of Ocwen Federal Bank FSB (the "Bank"); the Bank is a federal savings bank duly organized and validly existing under the laws of the United States with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; the Bank is a member in good standing of the Federal Home Loan Bank System; the savings accounts of depositors in the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to the Company's knowledge, threatened.

                           (d) Each of the Company's subsidiaries (as defined in
                  Section 12) has been duly formed and is validly existing and in good standing under the laws of jurisdiction of incorporation; each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and in which the failure, singularly or in the aggregate, to be so qualified could not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged; and none of the subsidiaries (other than the Bank and BCBF, L.L.C. ("BCBF"), each a "Significant Subsidiary" and together the "Significant





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                  Subsidiaries") is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

                           (e) If the Offered Securities are debt securities:
                  each of the Senior Indenture and the Subordinated Indenture, as the case may be, has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act; when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date or pursuant to Delayed Delivery Contracts (as hereinafter defined), the Senior Indenture or the Subordinated Indenture, as the case may be, will have been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Securities have been duly authorized by the Company and, when the Offered Securities are executed and delivered by the Company and authenticated by the Trustee in accordance with the applicable Indenture, and paid for pursuant to the Terms Agreement on the Closing Date or pursuant to the Delayed Delivery Contracts, will be entitled to the benefits of the applicable Indenture, conform in all material respects to the description thereof contained in the Prospectus and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (f) If the Offered Securities are Preferred Stock:
                  the Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date or pursuant to Delayed Deliver Contracts, such Offered Securities will have been validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities.

                           (g) If the Offered Securities are Common Stock or are
                  convertible into Common Stock: the Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities.

                           (h) If the Offered Securities constitute Common Stock
                  or are convertible into Common Stock, the outstanding shares of Common Stock are listed on the New York Stock Exchange (the "Stock Exchange") and the Offered Securities (if they are Common Stock) or the Common Stock into which the Offered Securities are convertible (if they are convertible) have been approved for listing on the Stock Exchange, subject to notice of issuance. If the Offered Securities are debt securities or Preferred Stock, they have been approved for listing on the Stock Exchange if so indicated in the Terms Agreement, subject to notice of issuance.


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                           (i) The execution, delivery and performance of each
                  Indenture (if the Offered Securities are debt securities), the Terms Agreement, any Delayed Delivery Contracts, the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities or Preferred Stock, compliance with the terms and provisions thereof and the consummation of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such breaches or violations which would not, singularly or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, nor will such actions result in any violation of the provisions of the charter (or other organizational document) or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for (i) the registration of the Offered Securities under the Act, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Offered Securities and
                  (iii) any approval of the listing of the Offered Securities on the Stock Exchange, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of each Indenture (if the Offered Securities are debt securities), the Terms Agreement, any Delayed Delivery Contracts, the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities or Preferred Stock, compliance with the terms and provisions thereof and the consummation of the transactions contemplated thereby.

                           (j) Except as described in the Registration
                  Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (k) Except as described in the Registration
                  Statement, the Company has not issued or sold any Offered Securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A or Regulations D or S under the Act, other than Common Stock issued pursuant to director or employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

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                           (l) Neither the Company nor any of its subsidiaries
                  has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statement.

                           (m) The financial statements (including the related
                  notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

                           (n) PricewaterhouseCoopers LLP, who have certified
                  certain financial statements of the Company and BCBF, whose reports are included in the Prospectus and who have delivered the initial letter referred to in Section 4(e) hereof, are independent public accountants as required by the Act and the Rules and Regulations.

                           (o) Except as described in the Prospectus, there are
                  no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, singularly or in the aggregate, would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

                           (p) There are no contracts or other documents which
                  are required to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                           (q) Neither the Company nor any of its subsidiaries
                  (i) is in violation of its charter (or other organizational document) or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, other than, in the case of clause (ii) or (iii) above, any defaults, events, violations or failures that, singularly or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries.

                           (r) Neither the Company nor any subsidiary is an
                  "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

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                  2. Purchase and Offering of Offered Securities. The obligation of the Underwriters to purchase the Offered Securities will be evidenced by an agreement or exchange of other written communications ("Terms Agreement") at the time the Company determines to sell the Offered Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount or number of shares to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and (if the Offered Securities are debt securities or Preferred Stock) the terms of the Offered Securities not already specified (in the Indenture, in the case of Offered Securities that are debt securities), including, but not limited to, interest rate (if debt securities), dividend rate (if Preferred Stock), maturity (if debt securities), any redemption provisions and any sinking fund requirements and whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts. The Terms Agreement will also specify the time and date of delivery and payment
(such time and date, or such other time not later than seven full business days thereafter as the Underwriter first named in the Terms Agreement (the "Lead Underwriter") and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering, other than Contract Securities (as defined below) for which payment of funds and delivery of securities shall be as hereinafter provided. The obligations of the Underwriters to purchase the Offered Securities will be several and not joint. It is understood that the Underwriters propose to offer the Offered Securities for sale as set forth in the Prospectus.

                  If the Terms Agreement provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount or number of shares of Offered Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount or number of shares of Offered Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount or number of shares of Offered Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Lead Underwriter determines that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Lead Underwriter not later than the business day prior to the Closing Date of the principal amount or number of shares of Contract Securities.

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                  If the Offered Securities are Preferred Stock or Common Stock,
the certificates for the Offered Securities delivered to the Underwriters on the Closing Date will be in definitive form, and if the Offered Securities are debt securities, except as provided below, the Offered Securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in each case, in such denominations and registered in such names as the Lead Underwriter requests.

                  If the Offered Securities are debt securities and the Terms Agreement specifies "Book-Entry Only" settlement or otherwise states that the provisions of this paragraph shall apply, the Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Offered Securities shall be made by the Underwriters (if the Terms Agreement specifies that the Offered Securities will not trade in DTC's Same Day Funds Settlement System) by certified or official bank check or checks in New York Clearing House (next day) funds or (if the Terms Agreement specifies that the Offered Securities will trade in DTC's Same Day Funds Settlement System) in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to the Lead Underwriter by the Company at a bank acceptable to the Lead Underwriter, in each case drawn to the order of the Company at the place of payment specified in the Terms Agreement on the Closing Date, against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities.

                  3. Further Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to counsel for the Underwriters, one signed copy of the registration statement relating to the Registered Securities, including all exhibits thereto, in the form it became effective and of all amendments thereto and that, in connection with each offering of Offered
Securities:

                           (a) The Company will file the Prospectus in the form
                  approved by the Representatives with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Lead Underwriter (which consent shall not be unreasonable withheld), subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement.

                           (b) The Company will advise the Lead Underwriter
                  promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, afford the Lead Underwriter a reasonable opportunity to comment on any such proposed amendment or supplement and obtain the approval of the Lead Underwriter of such proposed amendment or supplement; and the Company will also advise the Lead Underwriter promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

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

                           (c) If, at any time when a prospectus relating to the
                  Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will notify the Lead Underwriter of such event and upon the request of the Lead Underwriter, promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                           (d) As soon as practicable, but not later than 16
                  months, after the date of each Terms Agreement, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities,
                  (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

                           (e) The Company will furnish to the Representatives
                  copies of the Registration Statement, including all exhibits thereto, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case not later than 10:00 a.m., New York City time, on the day following execution of the Terms Agreement or any Delayed Delivery Contract and in such quantities as the Lead Underwriter reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                           (f) The Company will arrange for the qualification of
                  the Offered Securities for sale under the securities laws of such jurisdictions as the Lead Underwriter may request and will continue such qualifications in effect so long as required for the distribution thereof; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                           (g) During the period of five years after the date of
                  any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, (i) copies of all materials furnished by the Company to its shareholders generally, (ii) copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automated quotation system upon which the Common Stock may be listed or quoted pursuant to requirements of or agreements with such exchange or system, (iii) copies of all reports filed by the Company with the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder and (iv) copies of the publicly available reports filed by the Bank with the OTS.


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                           (h) The Company will pay (except as otherwise agreed
                  by the Company and the Representatives) (i) the costs incident to the authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection;
                  (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (iv) the costs of reproducing and distributing this Agreement; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Offered Securities; (vi) any applicable listing fees;
                  (vii) the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 3(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);
                  (viii) fees charged by investment rating agencies for the rating of the Offered Securities (if they are debt securities or Preferred Stock); (ix) fees charged by the Trustee; and (x) all other costs and expenses incident to the performance of the obligations of the Company under any Terms Agreement or Delayed Delivery Contract; provided, however, that, except as provided in this Section 3 and in Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters.

                  4. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein on and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                           (a) The Prospectus shall have been timely filed with
                  the Commission in accordance with Section 3(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and
                  disclosed to the Company on or prior to such Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Underwriters is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) Sidley & Austin shall have furnished to the
                  Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such

                  Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Company is a savings and loan
                           holding company duly registered under HOLA;

                                    (ii) The Bank is validly existing as a
                           federal savings bank under the laws of the United States of America and is a member of the Federal Home Loan Bank of New York;

                                    (iii) If the Offered Securities are debt
                           securities: the applicable Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the applicable Indenture, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding in equity or at law); the Offered Securities have been duly authorized by the Company and, when the Offered Securities are executed and delivered by the Company and authenticated by the Trustee in accordance with the applicable Indenture, and paid for pursuant to the Terms Agreement on the Closing Date or pursuant to Delayed Delivery Contracts, will be entitled to the benefits of the applicable Indenture and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding in equity or at law); and the Offered Securities (other than any Contract Securities) conform, and any Contract Securities, when so issued and delivered and paid for will conform, in all material respects to the description thereof contained in the Prospectus;

                                    (iv) If the Offered Securities are Common
                           Stock or are convertible into Common Stock: there are no contracts or agreements known to such counsel between the Company and any other person granting to such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

                                    (v) The Registration Statement was declared
                           effective under the Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                    (vi) The Registration Statement (other than
                           the Forms T-1), as of its effective date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Closing Date (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                                    (vii) To such counsel's knowledge, there are
                           no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described or filed as required;

                                    (viii) The Terms Agreement has and, if the
                           Offered Securities are debt securities or Preferred Stock, any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                                    (ix) The execution, delivery and performance
                           by the Company of the applicable Indenture (if the Offered Securities are debt securities), the Terms Agreement and (if the Offered Securities are debt securities or Preferred Stock) any Delayed Delivery Contracts and the issuance and sale by the Company of the Offered Securities and (if the Offered Securities are debt securities or Preferred Stock) compliance by the Company with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, HOLA or the Act or the rules and regulations of the OTS and the Commission thereunder, respectively; (B) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified in such opinion to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject; or (C) to such counsel's knowledge, any other federal laws or any judgment or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of the properties or assets; and, except for the registration of the Offered Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws and Stock Exchange regulations in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement or (if the Offered Securities are debt securities or Preferred Stock) any Delayed Delivery Contract by the Company and the consummation of the transactions contemplated thereby;

                                    (x) The savings accounts of depositors in
                           the Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to such counsel's knowledge, threatened;

                                    (xi) To such counsel's knowledge, neither
                           the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies, except as disclosed in the Prospectus; and

                                    (xii) The information in the Prospectus
                           under the caption related to the description of the Offered Securities, to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  In rendering the foregoing opinions, such counsel may state that such opinions are limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Closing Date, to the effect that in the course of the preparation of the Registration Statement and the Prospectus such counsel has considered the information set forth therein in light of the matters required to be set forth therein, and has participated in conferences with officers and representatives of the Company, including its internal counsel and independent public accountants, and representatives of and counsel for the Underwriters, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed; such counsel has not independently checked the accuracy or completeness of, or otherwise verified, and accordingly is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as expressed in the last clause of paragraph (iii) and clause
                  (xii) above); and such counsel has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company; however, as a result of such consideration and participation, nothing has come to such counsel's attention which causes them to believe that the Registration Statement (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which such counsel need express no belief), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which such counsel need express no belief), as of such Closing Date, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (d) John R. Erbey, General Counsel of the Company,
                  shall have furnished to the Representatives his written opinion addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Company is a validly existing
                           corporation under the laws of the State of Florida, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus;

                                    (ii) The Company has an authorized
                           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid, non-assessable and are directly or indirectly owned of record and, to such counsel's knowledge, beneficially by the Company, free and clear of all liens, encumbrances, equities or claims;

                                    (iii) The Bank has corporate power and
                           authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is a member of the Federal Home Loan Bank of New York;

                                    (iv) All of the ownership interests in BCBF
                           held by the Company, as described in the Prospectus, have been duly and validly created and acquired by the Company and are directly or indirectly owned of record and beneficially by the Company, free and clear of all liens, encumbrances, equities or claims;

                                    (v) Each of the Company's Significant
                           Subsidiaries has been duly formed and is validly existing in good standing under the laws of its jurisdiction of incorporation; each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not, singularly or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries), and has the corporate power and authority to own or hold its properties and conduct the business in which engaged;

                                    (vi) If the Offered Securities are Preferred
                           Stock: the Offered Securities have been duly authorized; the Offered Securities (other than any Contract Securities), when paid for pursuant to the Terms Agreement, have been validly issued and are fully paid and nonassessable; any Contract Securities, when issued, delivered and paid for pursuant to Delayed Delivery Contracts, will be validly issued, fully paid and nonassessable; and the Offered Securities (other than any Contract Securities) conform, and any Contract Securities, when so issued, delivered and paid for, will conform, in all material respects to the description thereof contained in the Prospectus; and, to the knowledge of such counsel, the shareholders of the Company have no preemptive rights with respect to the Offered Securities;

                                    (vii) If the Offered Securities are Common
                           Stock: the Offered

                           Securities, when paid for pursuant to the Terms Agreement, will be duly authorized and validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and, to the knowledge of such counsel, the shareholders of the Company have no preemptive rights with respect to the Offered Securities;

                                    (viii) If the Offered Securities are
                           Preferred Stock or Common Stock: there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Preferred Stock or Common Stock pursuant to the Company's articles of incorporation or by-laws or any agreement or other instrument known to such counsel;

                                    (ix) Other than as set forth in the
                           Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, singularly or in the aggregate, would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                                    (x) The execution, delivery and performance
                           of the Indenture (if the Offered Securities are debt securities), the Terms Agreement and, if the Offered Securities are debt securities or Preferred Stock, any Delayed Delivery Contracts and the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities or Preferred Stock, compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the articles of incorporation (or other organizational document) or by-laws of the Company or any of its subsidiaries or, to the knowledge of such counsel, any Florida statute, rule or regulation or any decree, judgment or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Offered Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws and Stock Exchange regulations in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement or (if the Offered Securities are debt securities or Preferred Stock) any Delayed Delivery Contract by the Company and the consummation of the transactions contemplated thereby; and

                                    (xi) If the Offered Securities are Common
                           Stock or are convertible into Common Stock: there are no contracts or agreements known to such counsel between the Company and any other person granting to such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

                  In rendering the foregoing opinions, such counsel may state that such opinions are limited to matters governed by the Federal laws of the United States of America and the laws of the State of Florida. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Closing Date, to the effect that in the course of the preparation of the Registration Statement and the Prospectus he has considered the information set forth therein in light of the matters required to be set forth therein, and he has participated in conferences with officers and representatives of the Company, including its counsel and independent public accountants, and representatives of and counsel for the Underwriters, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed; he has not independently checked the accuracy or completeness of, or otherwise verified, and accordingly is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as contemplated in clauses
                  (ii), (vi) and (vii) above); and he has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company; however, as a result of such consideration and participation, nothing has come to his attention which causes him to believe that the Registration Statement (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which he need express no belief), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which he need express no belief), as of the Closing Date, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (e) With respect to the letter of
                  PricewaterhouseCoopers LLP delivered to the Representatives concurrently with the execution of the Terms Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Representatives and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2- 01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (f) The Company shall have furnished to the
                  Representatives a certificate, dated such Closing Date, of its Chairman of the Board, its President, a Managing

                  Director or a Vice President and its chief financial officer stating that, to his or her knowledge, the representations, warranties and agreements of the Company in Section 1 are true and correct as of such Closing Date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Section 4(a) have been fulfilled.

                           (g) Subsequent to the execution and delivery of the
                  Terms Agreement, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the consolidated financial position, stockholders' equity or results of operations or business of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Lead Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                           (h) Subsequent to the execution and delivery of the
                  Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                           (i) Subsequent to the execution and delivery of the
                  Terms Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Lead Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

                  5.       Indemnification and Contribution.

                           (a) The Company shall indemnify and hold harmless
                  each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Offered Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, that as to any preliminary prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Offered Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
                  Section 3(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                           (b) Each Underwriter, severally and not jointly,
                  shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any preliminary prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                           (c) Promptly after receipt by an indemnified party
                  under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5 (except to the extent so provided in any such other obligation). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 5 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 5 consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any action, compromise of any action or any judgment with respect to any action the entry of which was consented to, or effectuated without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party, to the extent set forth herein, from and against any loss of liability by reason of such settlement or judgment.

                           (d) If the indemnification provided for in this
                  Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under
                  Section 5(a) or 5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under the Terms Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Securities purchased under the Terms Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under the Terms Agreement, in each case as set forth in the table on the cover page of the applicable prospectus supplement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5(d) shall be deemed to include, for purposes of this Section 5(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 5(d) are several in proportion to their respective underwriting obligations and not joint.

                  6.       Defaulting Underwriters.

                  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities under the Terms Agreement and the aggregate principal amount (if debt securities) or number of shares (if Preferred Stock or Common Stock) of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount (if debt securities) or number of shares (if Preferred Stock or Common Stock) of Offered Securities, the Lead Underwriter may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount (if debt securities) or number of shares (if Preferred Stock or Common Stock) of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount (if debt securities) or number of shares (if Preferred Stock or Common Stock) of Offered Securities and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, the Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 5. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. If the Offered Securities are debt securities or Preferred Stock, the respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts (if debt securities) or numbers of shares (if Preferred Stock) of the Offered Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

                  7. Termination. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Sections 4(g), 4(h) or 4(i) shall have occurred or if the Underwriters shall decline to purchase the Offered Securities for any reason permitted under this Agreement.

                  8. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Offered Securities for delivery to the Underwriters for any reason permitted under the Terms Agreement, or (b) the Underwriters shall decline to purchase the Offered Securities for any reason permitted under the Terms Agreement, the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with the Terms Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If the Terms Agreement is terminated pursuant to Section 6 hereof by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  9. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, telex or facsimile transmission:

                           (a) if to the Underwriters, to their address
                  furnished to the Company in writing; or

                           (b) if to the Company, to the address of the Company
                  set forth in the Registration Statement, Attention: Secretary (Fax: 561-682-8177);

provided, however, that any notice to an Underwriter pursuant to Section 5(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Lead Underwriter on behalf of the Representatives.

                  10. Persons Entitled to Benefit of Agreement. This Agreement and the Terms Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the Terms Agreement are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Underwriters contained in Section 5(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  11. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  12. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the Stock Exchange is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and shall be deemed to include BCBF.

                  13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  14. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                ANNEX I


            Three copies of this Delayed Delivery Contract should be
            signed and returned to the address shown below so as to
                        arrive not later than 9:00 A.M.,
                    New York time, on ______________, 199__



                           DELAYED DELIVERY CONTRACT
                           -------------------------

                    [Insert date of initial public offering]



[OCWEN FINANCIAL CORPORATION]
   c/o [LEAD UNDERWRITER]
         [ADDRESS]

Attention:


Ladies and gentlemen:

         The undersigned hereby agrees to purchase from Ocwen Financial Corporation, a Florida corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed
closing, insert--as of the date hereof, for delivery on               , 19
("Delivery Date"),]

         [$]___________[shares]

--principal amount--of the Company's [Insert title of securities]
("Securities"), Offered by the Company's Prospectus dated , 1998 and a Prospectus Supplement dated , 19 relating thereto, receipt of copies of which is hereby acknowledged, at-- % of the principal amount thereof plus accrued interest, if any,--$ per share plus accrued dividends, if any,--and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

         [If two or more delayed closings, insert the following:

         The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the--principal--amounts set forth below:

                                                     NUMBER OF SHARES/
         DELIVERY DATE                               PRINCIPAL AMOUNT
         -------------                               -----------------


         -----------------                           -----------------

         -----------------                           -----------------



Each of such delivery dates is hereinafter referred to as a Delivery Date.]

         Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of at .M. on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the--such--Delivery Date.

         It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total--principal amount--number of shares--of the Securities less the--principal amount---number of shares--thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by--a copy--copies--of the opinion[s] of counsel for the Company delivered to the Underwriters in connection therewith.

         This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


Yours very truly,




-----------------------------
(Name of Purchaser)



By
   -------------------------------
         Name:
         Title:



-----------------------------------



------------------------------------
(Address of Purchaser)



Accepted, as of the above date.

OCWEN FINANCIAL CORPORATION


By
    ----------------------
         Name:
         Title: